UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2019

INTREXON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	001-36042	26-0084895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876

(Address of Principal Executive Offices) (Zip Code)

(301) 556-9900

(Registrant’s Telephone Number, including area code)

N/A

(Former Name or Former Address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 18, 2019, Intrexon Corporation (“Intrexon”) and Third Security, LLC, an investment management firm founded by Randal J. Kirk, Intrexon’s Chief Executive Officer and Chairman of the Board (“Third Security”), executed an amendment (the “Fourth Amendment”) to the existing Services Agreement, dated as of November 1, 2015 by and between Intrexon and Third Security (as previously amended on October 31, 2016, December 30, 2016, and December 28, 2017, and as amended by the Fourth Amendment, the “Services Agreement”). The Fourth Amendment extends the term of the Services Agreement to January 1, 2020 and modifies the calculation for determining the value of Intrexon’s common stock issued under the Services Agreement. Pursuant to the Services Agreement, as consideration for the services provided by Third Security, Intrexon is required to pay Third Security, on a monthly basis, such number of shares of Intrexon’s common stock, rounded down to the nearest whole number, equal to $800,000 (the “Shares”). The number of Shares is to be calculated by dividing $800,000 by the volume-weighted average of the price of Intrexon’s common stock (as calculated by Bloomberg) over the 30-day period ending on the 15th day of the calendar month during which the applicable services are provided. Additionally, pursuant to the Fourth Amendment, on May 1, 2019, 508,617 Shares will be issued to Third Security as consideration for the services provided from January 1, 2019 through April 30, 2019 (calculated for each month using the applicable volume-weighted average of the price). The Fourth Amendment was unanimously approved by the independent members of Intrexon’s Board of Directors, with the recommendation of the Audit Committee, in accordance with Intrexon’s policy on related person transactions.

The foregoing description of the Fourth Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Fourth Amendment, a copy of which will be filed as an exhibit to Intrexon’s Form 10-Q for the quarter ending March 31, 2019. A description of the Services Agreement, prior to the Fourth Amendment, can be found in Note 17 of Intrexon’s consolidated financial statements included in its Annual Report on Form 10-K for the period ended December 31, 2018, and a copy of the Services Agreement and each prior amendment thereto are available as exhibits to Intrexon’s Form 10-K for the year ending December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intrexon Corporation

By:	/s/ Donald P. Lehr
Donald P. Lehr
Chief Legal Officer

Dated: April 22, 2019